UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2021

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36401	39-1975614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 West 9000, Suite A West Jordan, Utah	84088
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (801) 566-6681

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	SPWH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure set forth below under Item 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement.

As previously disclosed, on December 21, 2020, Sportsman’s Warehouse Holdings, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Great Outdoors Group, LLC, (“Great Outdoors Group”) and Phoenix Merger Sub I, Inc., (“Merger Subsidiary”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Merger Subsidiary would be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and a wholly owned subsidiary of Great Outdoors Group. On December 2, 2021, the Company, Great Outdoors Group and Merger Subsidiary entered into a Termination Agreement (the “Termination Agreement”) under which the parties agreed to terminate the Merger Agreement effective immediately. The decision to terminate the Merger Agreement follows feedback from the Federal Trade Commission (“FTC”) that led the parties to believe that they would not have obtained FTC clearance to consummate the Merger. Under the Termination Agreement, Great Outdoors Group agreed to pay the Company the Parent Termination Fee (as defined in the Merger Agreement) of $55.0 million by wire transfer of immediately available funds concurrently with the execution of the Termination Agreement.

The foregoing description of the Merger Agreement and the Termination Agreement are subject to, and qualified in their entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on December 21, 2020, and the full text of the Termination Agreement, which is attached hereto as Exhibit 10.1, and each of which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Termination Agreement, dated December 2, 2021, among Sportsman’s Warehouse Holdings, Inc., Great Outdoors Group, LLC and Phoenix Merger Sub I, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

By:	/s/ Jon Barker
Name:	Jon Barker
Title:	President and Chief Executive Officer

Date: December 2, 2021